SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 29, 1996


                  DEAN WITTER PRINCIPAL GUARANTEED FUND II L.P.
             (Exact name of registrant as specified in its charter)


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     Delaware                  No.: 33-25041         13-3498819
     (State or other           (Commission           (I.R.S. employer
     jurisdiction of           file number)          identification number)
     incorporation)

             Two World Trade Center; 62nd Floor, New York, NY 10048
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 392-8899



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          (Former name or former address, if changed since last report)





                                                        Page 1 of 6
                                                        Exhibit Index on Page 5


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Item 2.           Acquisition or Disposition of Assets

     The offering of limited partnership interests ("Units") in the Dean Witter Principal Guaranteed Fund II L.P., a Delaware limited partnership (the "Registrant"), was registered with the Securities and Exchange Commission on December 21, 1988. The Units were offered at $1,000 per Unit, and the sale of the Units to investors ("Limited Partners") was completed on March 1, 1989.

     The Registrant was organized to engage in speculative trading of futures and forward contracts and options on futures contracts and other commodity options on a diversified portfolio of commodities. Pursuant to an Agreement of Guarantee dated December 21, 1988 (the "Guarantee"), CC Guarantee Corporation (the "Guarantee Corporation"), an affiliate of the Registrant's Trading Manager, guaranteed that each Limited Partner would receive at least $1,000 for each Unit redeemed on March 31, l996 (the "Guaranteed Redemption Date"). Pursuant to a Letter of Credit and Reimbursement Agreement dated as of December 21, 1988, Citibank, N.A. issued a letter of credit to ensure payment of the full amount of the Guarantee.

     Effective April 20, 1995, the Registrant ceased trading commodity interest contracts and its assets were being held in an account with Dean Witter Reynolds ("DWR") until the Guaranteed Redemption Date. DWR was paying the Registrant interest on 100% of the Registrant's assets at a prevailing rate on 13-week U.S. Treasury Bills. Demeter Management Corporation ("Demeter"), the General Partner of the Registrant, determined that it was in the best interest of the Registrant to dissolve the Registrant as soon as practicable after the Guaranteed Redemption Date. On the Guaranteed Redemption Date, the Net Asset Value of the Registrant was $5,216,266 and the Registrant had 4,938.128 Units outstanding. The Net Asset Value of a Unit was $1,056.55.

     Pursuant to the terms of the Registrant's Prospectus, dated December 21, l988 (the "Prospectus"), Demeter on April 15, 1996 credited the account of each Limited Partner with $1056.55 per each Unit owned. The total amount of funds with which the Limited Partners' accounts were credited was $4,497,341. The Registrant thereupon ceased all operations.

Item 7.           Exhibits.

     (1) Form of Selling Agreement between the Registrant and Dean Witter Reynolds Inc. (incorporated by reference to Exhibit 1.01 to the Registration Statement on Form S-1, SEC File No. 33-25041, filed on October 25, 1988).

     (4) Form of Limited Partnership Agreement of the Registrant (incorporated by reference to Exhibit A to the Prospectus filed with the Registrant's Registration Statement on Form S-1, SEC File No. 33-25041).

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

     (20) Letter dated March 15, 1996 from Demeter to each of the Limited Partners of the Registrant regarding cessation of operations of the Registrant.


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

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DEAN WITTER PRINCIPAL
                                    GUARANTEED FUND II L.P.

                               By:  Demeter Management Corporation,
                                    General Partner



                                    By:      /s/ Mark J. Hawley
                                             ------------------
                                             Name:    Mark J. Hawley
                                             Title:   President

         Dated: April 29, 1996

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
                               Exhibit Index                               Page

(1)    Form of Selling  Agreement  between the Registrant and Dean
       Witter Reynolds Inc.  (incorporated  by  reference  to  Exhibit
       1.01  to the  Registration Statement on Form S-1, SEC File
       No. 33-25041, filed on October 25, 1988).                            ---

(4)    Form of Limited  Partnership  Agreement of the Registrant
       (incorporated by reference  to Exhibit A to the Dean  Witter
       Principal  Guaranteed  Fund II L.P.  Prospectus  dated
       December  21,  1988  filed  with the  Registrant's
       Registration Statement on Form S-1, SEC File No. 33-25041).          ---

(20)   Letter  dated  March 15,  1996 from  Demeter to each of the
       Limited Partners of the Registrant  regarding the cessation
       of the Registrant.                                                    6

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

Demeter Management Corporation
c/o DEAN WITTER REYNOLDS, INC.
#2 World Trade Center, New York, NY 10048
Telephone (212) 392-5453





March 15, 1996



RE:      Principal Guaranteed Fund II's Guaranteed Redemption Date:
         NO ACTION NEEDED

Dear Dean Witter Principal Guaranteed Fund II L.P. Limited Partner:

Please be advised that the Guaranteed Redemption Date for Dean Witter Principal Guaranteed Fund II L.P. (the "Partnership") is March 31, 1996. As of this writing on March 15, 1996, the Estimated Net Asset Value per Unit is $1,055.00.

NO ACTION NEEDS TO BE TAKEN

The General Partner has determined that it is in the best interest of the Partnership to terminate the Partnership as of the Guaranteed Redemption Date (March 31, 1996), and the accounts of the Limited Partners will be credited with the then-current Net Asset Value per Unit roughly 10-15 business days into April.

Thank you for your assistance in this matter. Should you have any questions please call your Dean Witter Account Executive.

Sincerely,


/s/ Mark J. Hawley
President
Demeter Management Corporation

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